Exhibit 23.4

                             Bober, Markey & Company
                          Certified Public Accountants

                          INDEPENDENT AUDITORS' CONSENT

         As independent auditors, we hereby consent to the incorporation by reference of our report dated July 31, 1995 with respect to DASCO Development Corporation and Affiliate in this Registration Statement on Form S-8 filed by PhyMatrix Corp., which report is incorporated by reference in this Registration Statement.

/s/ Bober, Markey & Company

BOBER, MARKEY & COMPANY
Akron, Ohio
May 10, 1996